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                                                                    EXHIBIT 10.3
                                       FORM OF
                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of _______ __, 1997 by and among Tower Realty Trust, Inc., a Maryland corporation, which operates as a real estate investment trust (the "COMPANY"), Tower Realty Operating Partnership, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and the other parties which are signatories hereto (together with their respective successors, transferees and assigns, each a "HOLDER" and collectively the "HOLDERS").

         WHEREAS, on the date hereof, the Operating Partnership is acquiring, among other things, certain partnership interests or assets of various partnerships, joint ventures, limited liability companies, corporations and other entities which are Holders or in which the Holders own direct or indirect interests (the "PROPERTY PARTNERSHIPS") pursuant to Option or Contribution Agreements (the "OPTION AGREEMENTS") among the Operating Partnership and the Grantors named therein, and in connection therewith the Holders will receive units of limited partnership interest in the Operating Partnership (such units of limited partnership interest being referred to hereinafter as the "OP UNITS");

         WHEREAS, the Company, the Operating Partnership and the Holders are parties to an Exchange Rights Agreement which provides the Holders, among other things, with the right to demand that the Operating Partnership redeem their OP Units for cash and, at the option of the Company, the Company may satisfy that redemption request on behalf of the Operating Partnership through the issuance of the Company's Common Stock, par value $0.01 per share; and

         WHEREAS, in order to induce the Property Partnerships and the Holders to consummate the closings contemplated under the Option Agreements, the Company has agreed to grant to the Holders the registration rights set forth in Section 2 hereof.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

I        Definitions.
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         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "COMMON STOCK" shall mean shares of common stock, par value $0.01 per share, of the Company.

         "COMPANY" shall have the meaning set forth in the Preamble and also shall include the Company's successors.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "EXCHANGE RIGHTS AGREEMENT" shall mean the Exchange Rights Agreement, dated the date hereof, among the Company, the Operating Partnership and the other parties thereto.

         "EXCHANGE STOCK" shall mean any Common Stock issued or to be issued to the Holders upon the exchange of their OP Units pursuant to the Exchange Rights Agreement.

         "HOLDER" or "HOLDERS" shall have the meaning set forth in the Preamble.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "OP UNITS" shall have the meaning set forth in the Preamble.

         "OPERATING PARTNERSHIP" shall have the meaning set forth in the Preamble and also shall include the Operating Partnership's successors.

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

         "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "REGISTRABLE SECURITIES" shall mean the Exchange Stock, excluding

                  (i) Exchange Stock for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement or

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                  (ii) Exchange Stock sold or eligible for sale pursuant to Rule
         144(k).

         "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:

                  (i) all SEC, stock exchange or NASD registration and filing fees;

                  (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD;

                  (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement;

                  (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Article III, Section (xii) hereof; and

                  (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance.

Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

         "REGISTRATION STATEMENT" or "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company and any other Person required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers the issuance or resale of the Registrable Securities on Form S-3 or otherwise under Rule 415 promulgated under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, and any successor rule or regulation under the Securities Act.

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         "SEC" shall mean the Securities and Exchange Commission.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, and any successor Act.

         "SHELF REGISTRATION" shall mean a registration required to be effected pursuant to Section 2 hereof.

II       Shelf Registration Under the Securities Act.

         2.1 Filing of Shelf Registration Statement.

                  (i) Within 15 days after the first anniversary date of the date hereof, the Company shall cause to be filed a Shelf Registration Statement providing for the sale by the Holders of the Registrable Securities and will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable.

                  (ii) The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for a period expiring on the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or have become eligible for sale pursuant to Rule 144(k) and, subject to Article III hereof, further agrees to supplement or amend the Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration; provided, however, that the Company shall not be deemed to have used its reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in selling Holders covered thereby not being able to sell such Registrable Securities during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the SEC has not declared it effective.

                  (iii) Notwithstanding the foregoing, the Company shall not be required to file a Registration Statement or to keep a Registration Statement effective if the negotiation or consummation of a transaction is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements; provided, however, that the Company may not

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         delay, suspend or withdraw a Registration Statement for such reason for more than 60 days or more often than twice during any period of 12 consecutive months.

                  (iv) The Company is not required to file a separate Registration Statement, but may file one Registration Statement covering the Registrable Securities held by more than one Holder.

         2.2 Expenses.

                  (i) The Company shall pay all Registration Expenses in connection with any registration pursuant to Article II.

                  (ii) Each Holder shall pay all underwriting discounts, if any, sales commissions, the fees and disbursements of counsel representing such Holder and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144.

         2.3 Inclusion in Shelf Registration Statement. Any Holder that does not, within 10 days after receipt of a reasonable request by the Company for information in connection with the Shelf Registration Statement, provide such information to the Company, shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement.

         2.4 Effect of Material Breach. In the event that the Company shall breach any of its material obligations hereunder in any material respect, any Holder of Registrable Securities may demand that the Company file a registration statement covering such Holder's Registrable Securities. The Company agrees to file such registration statement within 60 days after receipt of such demand and agrees to use its best efforts to procure the effectiveness of such registration statement within 60 days after filing.

III Registration Procedures. (a) In connection with the obligations of the Company with respect to the Registration Statement required to be filed pursuant to Article 2 hereof, the Company shall, to the extent applicable:

                  (i) Prepare and file with the SEC, within the time period set forth in Section 2 hereof, a Shelf Registration Statement, which Shelf Registration Statement

                           (A) shall be available for the sale of the
                  Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof, and

                           (B) shall comply as to form in all material respects
                  with the requirements of the applicable form of registration statement and include all financial statements required by the SEC to be filed therewith.

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                  (ii) (A) Subject to Article III, Section (a)(ii)(B),

                                    (I) prepare and file with the SEC such
                           amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period;

                                    (II) cause each such Prospectus to be
                           supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act;

                                    (III) respond as promptly as practicable to
                           any comments received from the SEC with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and

                                    (IV) comply with the provisions of the
                           Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof.

                           (B) (I) Each Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Holder and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus.

                                    (II) Such Holder also shall notify the
                           Company in writing upon completion of any offer or sale or at such time as such Holder no longer intends to make offers or sales under the Registration Statement.

                  (iii) Furnish to each Holder of Registrable Securities, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, including each preliminary Prospectus, by each such Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus.

                  (iv) Use its reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of

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         Registrable Securities covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to

                           (A) qualify generally to do business in any
                  jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Article III, Section (a)(iv),

                           (B) subject itself to taxation in any such
                  jurisdiction, or

                           (C) submit to the general service of process in any
                  such jurisdiction.

                  (v) Notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm such notification in writing

                           (A) when a Registration Statement has become
                  effective and when any post-effective amendments and supplements thereto become effective,

                           (B) of the issuance by the SEC or any state
                  securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,

                           (C) if the Company receives any notification with
                  respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and

                           (D) of the happening of any event during the period a
                  Registration Statement is effective which is of a type specified in Article II, Section 2.1(iii) hereof or as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading.

                  (vi) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

                  (vii) Furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment

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         thereto (without documents incorporated therein by reference or exhibits thereto, unless requested).

                  (viii) (A) Cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and

                           (B) enable certificates for such Registrable
                  Securities to be issued for such numbers of shares of Common Stock and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities.

                  (ix) Subject to Article II, Section 2.1(iii) and Article III, Section (a)(ii)(B) hereof, upon the occurrence of any event contemplated by Article III, Section (a)(v)(D) hereof, use its reasonable efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (x) Make available for inspection by representatives of the Holders of the Registrable Securities and any counsel or accountant retained by such Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, counsel or accountant in connection with a Registration Statement; provided, however, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, counsel or accountants in writing that such records, documents or information are confidential shall not be disclosed by such representatives, counsel or accountants unless

                           (A) the disclosure of such records, documents or
                  information is necessary to avoid or correct a material misstatement or omission in a Registration Statement,

                           (B) the release of such records, documents or
                  information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or

                           (C) such records, documents or information have been
                  generally made available to the public.

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                  (xi) Within a reasonable time prior to the filing of any
         Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders of Registrable Securities.

                  (xii) Use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed.

                  (xiii) Provide a CUSIP number for all Registrable Securities, not later than the effective date of a Registration Statement.

                  (xiv) Otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

                  (xv) Use its reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders to consummate the disposition of such Registrable Securities.

         (b) The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

         (c) In connection with and as a condition to the Company's obligations with respect to the Registration Statement required to be filed pursuant to Section 2 hereof and this Section 3, each Holder agrees that

                  (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has received copies of the supplemental or amended Prospectus contemplated by Article III, Section
         (a)(ii) hereof and receives notice that any post-effective amendment has become effective, and

                  (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Article III, Section
         (a)(v)(D) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Article III, Section (a)(ix) hereof and receives notice that any post-

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         effective amendment has become effective, and, if so directed by the
         Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

IV       Indemnification; Contribution.

         4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and its officers and directors and each Person, if any, who controls any Holder (within the meaning of Section 15 of the Securities
Act) as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of

                           (A) any untrue statement or alleged untrue statement
                  of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or

                           (B) the omission or alleged omission therefrom of a
                  material fact required to be stated therein or necessary to make the statements therein not misleading or

                           (C) arising out of any untrue statement or alleged
                  untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or

                           (D) the omission or alleged omission therefrom of a
                  material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental

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         agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

         provided, however, that the indemnity provided pursuant to this Article IV, Section 4.1(c) does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of

                  (x) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or

                  (y) such Holder's failure to deliver an amended or supplemental Prospectus, after having been provided copies of any such amended or supplemental Prospectus by the Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

         4.2 Indemnification by Holders. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of
Section 15 of the Securities Act, under the same circumstances and to the same extent as the indemnity contained in Section 4.1(a) hereof (except that any settlement described in Section 4.1(a)(B) shall be effected with the written consent of such Holder, which consent shall not be unreasonably withheld or delayed), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

         4.3 Conduct of Indemnification Proceedings. (i) Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party

                           (A) shall not relieve it from any liability which it
                  may have under the indemnity agreement provided in Section 4.1(a) or 4.1(b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the

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                  indemnified party results in the forfeiture by the
                  indemnifying party of substantial rights and defenses and

                           (B) shall not, in any event, relieve the indemnifying
                  party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4.1(a) or 4.1(b) above.

                  (ii) If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's or parties' expense.

                  (iii)(A) If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to Section 4.1(c), such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense, and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible.

                           (B) If an indemnifying party is not so entitled to
                  assume the defense of such action or does not assume such defense, after having received the notice referred to in
                  Section 4.1(c), the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties as incurred.

                           (C) In such event, however, no indemnifying party
                  will be liable for any settlement effected without the written consent of such indemnifying party, which consent may not be unreasonably withheld or delayed.

                  (iv) If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this Section 4(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

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         4.4 Contribution.

                  (i) (A) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

                           (B) (I) The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate.

                                    (II) The relative fault of the indemnifying
                           party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  (ii) (A) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.4(i).

                           (B) Notwithstanding the provisions of this Section
                  4.4, no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

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                  (iii) Notwithstanding the foregoing, no Person guilty of
         fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (iv) For purposes of this Section 4.4, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

V        Filing of Exchange Act Reports; Rule 144 Sales

         5.1 The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable any Holder to sell Exchange Stock pursuant to Rule 144.

         5.2 In connection with any sale, transfer or other disposition by any Holder of any Exchange Stock pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Exchange Stock to be sold and not bearing any Securities Act legend, and enable certificates for such Exchange Stock to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Exchange Stock.

VI       Miscellaneous.

         6.1 Amendments and Waivers. (i) The provisions of this Agreement, including the provisions of this Section 6.1(i), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding Registrable Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Articles 2, 4 or 5 hereof shall be effective as against any Holder unless consented to in writing by such Holder.

                  (ii) Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 6.1 shall be provided by the Company to each Holder at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

         6.2 Notices. (i) All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, to the parties at their respective addresses set forth opposite their signatures below or at such other address as a party may indicate by written notice to the other party or parties.

                  (ii) All such notices and communications shall be deemed to have been duly given:

                           (A) at the time delivered by hand, if personally
                  delivered;

                           (B) three (3) business days after being deposited in
                  the mail, postage prepaid, if mailed;

                           (C) when answered back, if telexed;

                           (D) when receipt is acknowledged, if telecopied; or

                           (E) at the time delivered, if delivered by an air
                  courier guaranteeing overnight delivery.

         6.3 Successors, Assigns and Transferees. (i) This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders.

                  (ii) If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  (iii) The term "successor, assignee or transferee of a Holder" shall include any Person that acquires Registrable Securities by operation of law, including upon the merger or consolidation, liquidation or dissolution of a Holder.

         6.4 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         6.5 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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
         6.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

         6.7 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

         6.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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
         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

Address:

120 West 45th Street
New York, New York 10036-4003          TOWER REALTY TRUST, INC.



                                       By:_____________________________________
                                          Name:
                                          Title:

120 West 45th Street
New York, New York  10036-4003         TOWER REALTY OPERATING
                                       PARTNERSHIP, L.P.

                                       By: Tower Realty Trust, Inc., its general
                                           partner



                                       By:_____________________________________
                                          Name:
                                          Title:

                                       HOLDERS:

[Address:]                             ________________________________________
                                       Signature

                                       ________________________________________
                                       Name (Please Print or Type)

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